STOCKHOLDERS' EQUITY	12 Months Ended
Dec. 31, 2011
STOCKHOLDERS' EQUITY
STOCKHOLDERS' EQUITY

23. STOCKHOLDERS' EQUITY

        Share capital—In April, 2011 as result of the issuance of additional MTS shares for the purposes of conversion of Comstar-UTS shares, the Company's charter capital increased by 73,087,424 ordinary shares to a total of 2,066,413,562 ordinary shares of which 1,988,916,837 were outstanding as of December 31, 2011. The Company' share capital comprises 1,993,326,138 issued common shares with 1,916,869,262 outstanding as of December 31, 2010.The total shares in treasury stock comprised 77,496,725 and 76,456,876 as of December 31, 2011 and 2010, respectively.

        Each ADS initially represented 20 shares of common stock of the Company. Effective January 2005, the ratio was changed to 1 ADS per 5 ordinary shares. Effective May 2010, the ratio was changed to 1 ADS per 2 ordinary shares.

        The Company initially issued a total of 17,262,204 ADSs (172,622,040 ADSs recalculated using the ratio effective May 2010), representing 345,244,080 common shares. As of December 31, 2011 the Group repurchased 13,599,067 ADSs.

        Noncontrolling interest—The Group's equity was affected by changes in the respective subsidiaries' ownership interests as follows:

	December 31,
	2011	2010	2009
Net income attributable to the Group	$1,443,944	$1,380,631	$1,014,203

Transfers from the noncontrolling interest
(Decrease)/Increase in own equity due to acquisition of noncontrolling interest in Comstar-UTS	(41,377)	(115,350)	45,284
Increase in own equity resulted from exchange of MTS shares for noncontrolling interest in Comstar-UTS	429,409	—	—
Increase in own equity due to exercise of the put option on Comstar-UTS shares	11,636	—	—
(Decrease)/Increase in own equity due to acquisition of noncontrolling interest in MGTS	(272,840)	—	269,281
Change in own equity due to acquisition of noncontrolling interest in TS-Retail	—	(15,932)	—
(Decrease) in own equity due to acquisition of noncontrolling interest in Dagtelecom	—	—	(7,679)
(Decrease) in own equity due to acquisition of noncontrolling interest in other subsidiaries	(738)	(10,302)	(487)

Net transfers from the noncontrolling interest	126,090	(141,584)	306,399

Net income attributable to the Group and transfers from the noncontrolling interest:	$1,570,034	$1,239,047	$1,320,602

        Accumulated other comprehensive income—The following table represents accumulated other comprehensive income balance, net of taxes, for the years ended December 31, 2011, 2010 and 2009:

	Currency translation adjustment	Unrealized gains/loss on derivatives	Unrecognized actuarial losses	Accumulated other comprehensive income/loss
Balance as of January 1, 2009	(434,320)	(16,714)	5,262	(445,772)
Current-period change	(280,074)	(23,579)	1,003	(302,650)
Balance as of December 31, 2009	(714,394)	(40,293)	6,265	(748,422)
Current-period change	(45,257)	25,428	(3,706)	(23,535)
Balance as of December 31, 2010	(759,651)	(14,865)	2,559	(771,957)
Current-period change	(205,339)	7,364	5,940	(192,035)

Balance as of December 31, 2011	(964,990)	(7,501)	8,499	(963,992)

        Dividends—In 2007, the Board of Directors approved a dividend policy, whereby the Group shall aim to make dividend payments to shareholders in the amount of at least 50% of annual net income under U.S. GAAP. The dividend can vary depending on a number of factors, including the outlook for earnings growth, capital expenditure requirements, cash flow from operations, potential acquisition opportunities, as well as the Group's debt position.

        Annual dividend payments, if any, must be recommended by the Board of Directors and approved by the shareholders.

        In accordance with Russian laws, earnings available for dividends are limited to profits determined in accordance with Russian statutory accounting regulations, denominated in rubles, after certain deductions. The net income of MTS OJSC for the years ended December 31, 2011, 2010 and 2009 that is distributable under Russian legislation totaled RUB 54,675 million ($1,698.2 million) (unaudited), RUB 27,429 million ($903.2 million) and 33,480 million ($1,055.4 million), respectively.

        The following table summarizes the Group's declared cash dividends in the years ended December 31, 2011, 2010 and 2009:

	2011	2010	2009
Dividends declared (including dividends on treasury shares of $40,006, $35,063 and $45,631, respectively)	$1,066,753	$991,211	$1,265,544
Dividends, U.S. Dollars per ADS(1)	1.03	0.99	3.2
Dividends, U.S. Dollars per share	0.516	0.497	0.647
(1)
In 2010 the ratio was changed from 5 to 2 common shares per ADS.

        As of December 31, 2011 and 2010, dividends payable were $0.2 million and $0.6 million, respectively.

        MGTS' preferred stock—MGTS, a subsidiary of Comstar-UTS, had 15,965,850 preferred shares outstanding at December 31, 2011. MGTS' preferred shares carry guaranteed non-cumulative dividend rights amounting to the higher of (a) 10% of MGTS' net profit as determined under Russian accounting regulations and (b) the dividends paid on common shares. No dividends may be declared on common shares before dividends on preferred shares are declared. If the preferred dividend is not paid in full in any year the preferred shares also obtain voting rights, which will lapse after the first payment of the dividend in full. Otherwise, preferred shares carry no voting rights except on resolutions regarding liquidation or reorganization of MGTS and changes/amendments to MGTS' charter restricting the rights of holders of preferred shares. Such resolutions require the approval of 75% of the preferred shareholders. In the event of liquidation, dividends to preferred shareholders that have been declared but not paid have priority over ordinary shareholders.

        In May 2011 MGTS' annual shareholders meeting approved dividends on ordinary and preferred shares totaling RUB 18 961.7 million (approximately $623.9 million) for 2010. In June 2010 MGTS' general shareholders meeting approved dividend on preferred shares totaling RUB 789.4 million (approximately $25.4 million) payment for 2009. As of December 31, 2011 and 2010, dividends payable were $2.1 million and $1.0 million, respectively.